SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       January 21, 1998
                                                ----------------------------

                             FIRST UNION CORPORATION

             (Exact name of Registrant as specified in its charter)

        North Carolina               1-10000                 56-0898180

(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)            File Number)          Identification No.)

          One First Union Center
         Charlotte, North Carolina                    28288-0013

  (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code          (704)374-6565


         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

         On January 21, 1998, First Union Corporation (the "Corporation") issued a news release (the "News Release") announcing earnings results for 1997.

         A copy of the News Release is being filed as Exhibit (99) to this report. The News Release is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

              (99)The News Release.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FIRST UNION CORPORATION


Date: January 22,  1998                     By: /s/ Kent S. Hathaway
                                               ---------------------

                                               Name: Kent S. Hathaway
                                               Title:   Senior Vice President



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                                  EXHIBIT INDEX


   Exhibit No.                               Description

     (99)                                    The News Release.



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